Exhibit 99.1
JOINT FILING AGREEMENT
THIS JOINT FILING AGREEMENT (this "Agreement") is made and entered into as of this 14th day of February, 2006, by and among Kellogg Capital Group, LLC, Matthew Brand and Jeff Anderson.

The parties to this Agreement hereby agree to prepare jointly and file timely (or otherwise to deliver as appropriate) all filings on Schedule 13D and
Schedule 13G (the "Filings") required to be filed by them pursuant to Section 13(d) or 13(g) under the Securities Exchange Act of 1934, as amended, with respect to their respective ownership of any securities of SoftBrands, Inc. that are required to be reported on any Filings. Each party to this Agreement further agrees and covenants to the other parties that it will fully cooperate with such other parties in the preparation and timely filing (and other delivery) of all such Filings.


					 February 14, 2006
                                         -------------------------------
                                                 Date


                                         Kellogg Capital Group, LLC
                                         -------------------------------


					 By:  /s/  Beth N. Lowson
                                         -------------------------------
					 Beth N. Lowson
					 The Nelson Law Firm, LLC
					 75 South Broadway, 4th Floor
					 White Plains, NY 10601
					 Attorney In Fact

                                         February 14, 2006
                                         -------------------------------
                                                 Date


                                         Matthew Brand
					 -------------------------------


					 By:  /s/  Beth N. Lowson
                                         -------------------------------
					 Beth N. Lowson
					 The Nelson Law Firm, LLC
					 75 South Broadway, 4th Floor
					 White Plains, NY 10601
					 Attorney In Fact

					 February 14, 2006
                                         -------------------------------
                                                 Date


                                         Jeff Anderson
					 -------------------------------


					 By:  /s/  Beth N. Lowson
                                         -------------------------------
					 Beth N. Lowson
					 The Nelson Law Firm, LLC
					 75 South Broadway, 4th Floor
					 White Plains, NY 10601
					 Attorney In Fact